Exhibit 99.1

KPMG LLP
Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

LuminArx Capital Management LP (the “Company”)

Santander US Capital Markets LLC

(together, the “Specified Parties”)

Re: UPG HI 2025-2 Issuer Trust – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “HI_UPGHI_2025_2_Upgrade_Tape_20251029_412mm_vF.xlsx” provided by the Servicer (defined below) on November 4, 2025, on behalf of the Company, containing information on 33,732 unsecured home improvement loans (the “Loans”) as of October 29, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by UPG HI 2025-2 Issuer Trust. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, number of days, and credit scores were within $1.00, 0.1%, 3 days, and 5 points, respectively.

•	The term “Servicer” means Upgrade, Inc. as the servicer for the Loans.

•	The term “Upgrade Servicing System” means Upgrade, Inc.’s servicing system for the Loans.

•	The term “Loan Documents” means the following information provided by the Servicer, on behalf of the Company, for each of the Selected Loans (defined below):

•	Truth in Lending Disclosure Statement

•	Borrower Agreement

•	Credit Score Notice Agreement

The Loan Documents were represented by the Servicer, on behalf of the Company, to be either electronic copies of the original Loan Documents, and/or electronic records contained within the Upgrade Servicing System. We make no representation regarding the validity or accuracy of these documents, or the execution of the Loan Documents by the signor or borrower.

•

The term “System Screenshots” means electronic screenshots from the Upgrade Servicing System provided by the Servicer, on behalf of the Company, containing the following information for each of the Selected Loans:

•	Masterline and Subline IDs

•	Subline Principal Balance

•	Subline Original Amount, Term, and Maturity Date

•	Original Amount, Term, and Maturity Date

•

The term “Additional Application Completion Date Support” means electronic mail correspondence provided by the Servicer on November 7, 2025, on behalf of the Company, containing the application completion date for Selected Loan #62.

•	The term “Source Documents” means the Loan Documents, System Screenshots and Additional Application Completion Date Support.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 150 Loans from the Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Data File.

B.

For each Selected Loan, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents

loan_id	System Screenshots

masterline_id	System Screenshots

application_complete_date	Loan Documents, Additional Application Completion Date Support

original_line_amount	System Screenshots

maturity_date	System Screenshots

term_in_months	System Screenshots

original_interest_rate	Loan Documents, System Screenshots

Attribute	Source Documents

original_borrower_state	Loan Documents

subline_prinbal	System Screenshots

fico_range_low (credit score)	Loan Documents

fico_range_high (credit score)	Loan Documents

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Source Documents, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

November 10, 2025

Exhibit A

Selected Loan Number	loan_id	Selected Loan Number	loan_id	Selected Loan Number	loan_id	Selected Loan Number	loan_id
1	3326*****	41	3029*****	81	2813*****	121	3079*****
2	3327*****	42	3232*****	82	2876*****	122	3468*****
3	3330*****	43	3047*****	83	2728*****	123	2911*****
4	2788*****	44	3366*****	84	3375*****	124	3003*****
5	2866*****	45	2795*****	85	3015*****	125	2934*****
6	2817*****	46	3156*****	86	3007*****	126	3375*****
7	3092*****	47	3476*****	87	2828*****	127	3063*****
8	2866*****	48	3448*****	88	2804*****	128	3021*****
9	2805*****	49	3157*****	89	2931*****	129	3010*****
10	2934*****	50	2955*****	90	3176*****	130	3476*****
11	2827*****	51	3082*****	91	3362*****	131	3490*****
12	2858*****	52	2718*****	92	3399*****	132	3407*****
13	3079*****	53	3528*****	93	3011*****	133	3335*****
14	3018*****	54	2850*****	94	3077*****	134	3355*****
15	3483*****	55	2710*****	95	2913*****	135	3045*****
16	2754*****	56	3136*****	96	3314*****	136	3077*****
17	2434*****	57	3128*****	97	3316*****	137	3219*****
18	2912*****	58	2898*****	98	2956*****	138	3242*****
19	2843*****	59	2836*****	99	3441*****	139	3316*****
20	3068*****	60	3161*****	100	3389*****	140	3456*****
21	3199*****	61	2971*****	101	2935*****	141	3167*****
22	3205*****	62	3284*****	102	3216*****	142	3506*****
23	3525*****	63	3069*****	103	3318*****	143	3089*****
24	3351*****	64	3069*****	104	3167*****	144	3354*****
25	2987*****	65	3468*****	105	2867*****	145	3384*****
26	3328*****	66	3314*****	106	3136*****	146	3373*****
27	3303*****	67	2707*****	107	3318*****	147	3511*****
28	2903*****	68	3467*****	108	3353*****	148	3195*****
29	3007*****	69	3311*****	109	3499*****	149	3504*****
30	2922*****	70	2733*****	110	3112*****	150	3505*****
31	3375*****	71	2927*****	111	3070*****
32	2853*****	72	3182*****	112	3160*****
33	3154*****	73	2980*****	113	3529*****
34	3383*****	74	3335*****	114	3341*****
35	3313*****	75	3520*****	115	3056*****
36	3300*****	76	3335*****	116	2934*****
37	3523*****	77	2955*****	117	2905*****
38	3471*****	78	3150*****	118	3333*****
39	3384*****	79	3447*****	119	3511*****
40	3336*****	80	2727*****	120	3254*****

A-1